ISI MANAGED MUNICIPAL FUND, INC.

SUPPLEMENT DATED MARCH 30, 2012 TO THE
PROSPECTUS DATED MARCH 1, 2012

Effective immediately, the following disclosure is added under the last paragraph of the section entitled “Purchases by Exchange” on page 13 of the Prospectus:

Shareholders of Class A Shares of the Fund may exchange their shares for Class I Shares of the Fund provided that they: (1) hold their shares directly at the Fund’s Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Fund, or its Distributor, authorizing such an exchange; and (2) are eligible to invest in Class I Shares in accordance with the criteria set forth in the current Fund’s Prospectus. No sales charges or other Fund charges will apply to any such exchange.

If Class A Shares of the Fund are exchanged for Class I Shares, the transaction will be based on the respective net asset value of each class next calculated after receipt and acceptance of the exchange request. Consequently, the exchange may result in fewer shares or more shares than originally owned, depending on the respective net asset values of the shares of each class. The total value of the initially held shares, however, will equal the total value of the exchanged shares. For federal income tax purposes, a same-Fund exchange will not result in a recognition by the investor of a capital gain or loss.

Any exchange is subject to the Fund’s discretion to accept or reject the exchange. Shareholders should contact the Transfer Agent or their Third-Party Intermediaries regarding an exchange.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE